Registration No. 333-91254

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 3
                                       TO
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                VISTA GOLD CORP.
             (Exact name of registrant as specified in its charter)

                             Yukon Territory, Canada
         (State or other jurisdiction of incorporation or organization)

                                   98-0066159
                     (I.R.S. Employer Identification Number)

                          Suite 5, 7961 Shaffer Parkway
                            Littleton, Colorado 80127
                                 (720) 981-1185
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               Ronald J. McGregor
                      President and Chief Executive Officer
                                Vista Gold Corp.
                          Suite 5, 7961 Shaffer Parkway
                            Littleton, Colorado 80127
                                 (720) 981-1185
 (Name, address, including zip code, and telephone number, including area code, of agent for service and authorized representative of registrant in the
                                 United States)

                                 with copies to:

    Jonathan C. Guest, Esq.                       William F. Sirett, Esq.
  Perkins, Smith & Cohen, LLP                    Borden Ladner Gervais LLP
       One Beacon Street                           1200 Waterfront Centre
  Boston, Massachusetts 02108                200 Burrard Street, P.O. Box 48600
        (617) 854-4000                        Vancouver, B.C., Canada V7X 1T2
                                                      (604) 687-5744

      Approximate date of commencement of proposed sale to the public: As soon as possible after this Registration Statement is declared effective.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.
|_|

EXHIBITS.

Exhibit
Number    Description of Document
------    -----------------------

5         Opinion of Campion Macdonald (including the consent of such         **
          firm) regarding the legality of the securities being offered

23.1      Consent of Campion Macdonald (included as part of Exhibit 5         **
          hereto)

23.2      Consent of PricewaterhouseCoopers LLP, independent auditors

23.3      Consent of Mine Reserve Associates, Inc.                             *

23.4      Consent of Mineral Resources Development, Inc.                      **

24        Powers of Attorney                                                   *

* Incorporated by reference to the Registrant's Registration Statement on Form S-3, as filed with the Commission on June 26, 2002.

** Incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-3, as filed with the Commission on August 15, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Littleton, Colorado, on September 18, 2002.

                                     VISTA GOLD CORP.
                                     -----------------------------------
                                     Registrant

                                     By: /s/ Ronald J. McGregor
                                         -------------------------------------
                                         Ronald J. McGregor
                                         President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement has been signed by the following persons in the capacities and on the dates stated.

       Signature                                Title                                 Date
       ---------                                -----                                 ----

/s/ Ronald J. McGregor             President, Chief Executive Officer           September 18, 2002
---------------------------        and Director (Principal Executive
Ronald J. McGregor                 Officer and Authorized Representative
                                   in the United States)


/s/ John F. Engele                 Vice President Finance and Chief             September 18, 2002
---------------------------        Financial Officer (Principal Financial
John F. Engele                     and Accounting Officer)


                  *                Director                                     September 18, 2002
---------------------------
John M. Clark


                  *                Director                                     September 18, 2002
---------------------------
Michael B. Richings


                  *                Director                                     September 18, 2002
---------------------------
A. Murray Sinclair


                  *                Director                                     September 18, 2002
---------------------------
C. Thomas Ogryzlo


                                   Director
---------------------------
Robert A. Quartermain


By:  /s/ John F. Engele
     -------------------------------
       John F. Engele, Attorney-in-Fact

Exhibit
Number                Description of Document
------                -----------------------

5         Opinion of Campion Macdonald (including the consent of such         **
          firm) regarding the legality of the securities being offered

23.1      Consent of Campion Macdonald (included as part of Exhibit 5         **
          hereto)

23.2      Consent of PricewaterhouseCoopers LLP, independent auditors

23.3      Consent of Mine Reserve Associates, Inc.                             *

23.4      Consent of Mineral Resources Development, Inc.                      **

24        Powers of Attorney                                                   *

* Incorporated by reference to the Registrant's Registration Statement on Form S-3, as filed with the Commission on June 26, 2002.

** Incorporated by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-3, as filed with the Commission on August 15, 2002.